SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event  reported):  October 19, 1999 (October 5,
1999)

Digital Courier Technologies, Inc.
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


Delaware                                 0-20771                 87-0422824
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(State or Other                        (Commission           (IRS Employer
Jurisdiction of Incorporation          File Number)          Identification No.)

136 Heber Avenue, Suite 204, Park City, Utah                        84060
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (435) 655-3617

136 Heber Avenue, Suite 204, Park City, Utah                        84060
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


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

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

         On October 5, 1999, Digital Courier Technologies, Inc. (the "Company") acquired 100% of the issued and outstanding capital stock of DataBank International Ltd., a St. Christopher and Nevis corporation, ("DataBank") (the "Exchange") pursuant to the terms of a Stock Purchase and Exchange Agreement by and among the Company, DataBank, and the stockholders of DataBank (the "Selling Stockholders"), dated August 13, 1999 (the "Exchange Agreement").

         The Exchange was consummated following approval of the Exchange Agreement by the shareholders of the Company on October 5, 1999. Pursuant to the Exchange Agreement, the Company issued 16,600,000 shares of its common stock in exchange for all the issued and outstanding shares of DataBank. If DataBank meets certain performance criteria, as defined in the Exchange Agreement, the Company will be required to issue up to an additional 13,066,000 shares of common stock to the Selling Stockholders.

         The purchase price for DataBank was determined through arms-length negotiations between the parties. The Company financed the acquisition of DataBank through the issuance of shares of company common stock.

         Donald Marshall serves as President and a board member of the Company, and was also the Managing Director and a stockholder of DataBank. Mr. Marshall did not serve as an officer or board member of the Company when the Company negotiated and agreed to the Exchange or when the Company's Board of Directors approved the Exchange. Upon closing of the DataBank acquisition on October 5, 1999, Mr. Marshall received 1,200,000 restricted shares of company common stock, or approximately 3.4% of the total outstanding shares of company common stock. Pursuant to the terms of the Exchange Agreement, Mr. Marshall will enter into a two-year employment agreement, pursuant to which, among other things, he has agreed not to compete with the business of the Company or DataBank for two years after termination of his employment with the Company. The Company will pay Mr. Marshall an annual salary of $150,000.

         Except as set forth above, no material relationships exist between any of the Selling Stockholders and the Company or any of the Company's affiliates, directors, officers, or any associate of any director or officer of the Company.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)      Financial statements of businesses acquired.

         Certain of the financial statements required pursuant to Rule 3-05 of Regulation S-X were previously reported in the Company's proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as filed with the Securities and Exchange Commission on September 1, 1999, and pursuant to General Instruction B.3 of Form 8-K are not required to be additionally reported herein.


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

-------------- -----------------------------------------------------------------
Exhibit 2.1    Unaudited DataBank International Ltd. Financial Statements
-------------- -----------------------------------------------------------------

-------------- -----------------------------------------------------------------

(b)      Pro forma financial information.

-------------- -----------------------------------------------------------------
Exhibit 2.2    Unaudited Pro Forma Condensed Consolidated Financial Data
-------------- -----------------------------------------------------------------

-------------- -----------------------------------------------------------------

(c)      Exhibits

-------------- -----------------------------------------------------------------
Exhibit 2.3 Stock Purchase and Exchange Agreement by and among Digital Courier Technologies, Inc., DataBank International Ltd. and the Selling Stockholders dated August 13, 1999, previously filed as Annex I to the Company's proxy statement pursuant to Section 14(a) of the securities Exchange Act of 1934, as filed with the Securities and Exchange Commission on September 1, 1999 and incorporated herein by reference.
-------------- -----------------------------------------------------------------

-------------- -----------------------------------------------------------------


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DIGITAL COURIER TECHNOLOGIES,  INC.

Dated: October 19, 1999                By:/s/ Mitchell Edwards
                                       -----------------------------------------
                                       Mitchell Edwards
                                       Chief Financial Officer


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

EXHIBIT 2.1



           INDEX TO DATABANK INTERNATIONAL, LTD. FINANCIAL STATEMENTS

Title of Documents                                                      Page No.
------------------                                                      --------

UNAUDITED FINANCIAL STATEMENTS
------------------------------

Condensed Balance Sheet as of June 30, 1999                                5

Condensed Statements of Operations for the Six Months Ended
June 30, 1999 and 1998                                                     6

Condensed Statements of Cash Flows for the Six Months Ended
June 30, 1999 and 1998                                                     7

Notes to Condensed Financial Statements                                    8


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

                          DATABANK INTERNATIONAL, LTD.
                            CONDENSED BALANCE SHEETS
                               AS OF JUNE 30, 1999
                                   (Unaudited)

                                     ASSETS

CURRENT ASSETS:
   Cash                                                             $   454,288
   Trade accounts receivable                                            426,554
                                                                    ------------
             Total current                                              880,842
                                                                    ------------
PROPERTY AND EQUIPMENT:
   Computer and office equipment                                        156,753
   Furniture, fixtures and leasehold improvements                        51,233
                                                                    ------------
                                                                        207,986
   Less accumulated depreciation and amortization                       (21,220)
                                                                    ------------
             Net property and equipment                                 186,766
                                                                    ------------
                                                                    $ 1,067,608
                                                                    ============
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                 $    81,606
                                                                    ------------
             Total current liabilities                                   81,606
                                                                    ------------
STOCKHOLDERS' EQUITY:
   Common stock                                                               1
   Retained earnings                                                    986,001
                                                                    ------------
             Total stockholders' equity                                 986,001
                                                                    ------------
                                                                    $ 1,067,608
                                                                    ============


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


                          DATABANK INTERNATIONAL, LTD.

                       CONDENSED STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND
     THE PERIOD FROM APRIL 2, 1998 (Date of Inception) THROUGH JUNE 30, 1998
                                   (Unaudited)

                                                       1999              1998
                                                    ----------------------------
NET SALES                                           $9,018,266       $   31,704

COST OF SALES                                        4,780,302           14,676
                                                    ----------------------------
             Gross margin                            4,237,924           17,028

GENERAL AND ADMINISTRATIVE EXPENSES                  1,072,634           85,000
                                                    ----------------------------
NET INCOME (LOSS)                                   $3,165,290       $  (67,972)
                                                    ============================


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

                          DATABANK INTERNATIONAL, LTD.

                        CONDENSED STATEMENT OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND 1998
                                   (Unaudited)

                           Increase (Decrease) in Cash

                                                                       1999              1998
                                                                   ----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                      $ 3,165,289      $   (67,972)
   Adjustments to reconcile net income to net cash provided by operating activities
       Depreciation and amortization                                    15,003             --
       Changes in operating assets and liabilities
            Increase in accounts receivable                           (195,537)            --
            Decrease in prepaid expenses                                 1,000             --
            Increase (decrease) in accounts payable                 (1,546,972)          85,000
            Decrease in dividends payable                              (62,440)            --
                                                                   ----------------------------
               Net cash provided from operating activities           1,376,343           17,028
                                                                   ----------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                 (129,723)            --
                                                                   ----------------------------
               Net cash used in investing activities                  (129,723)            --
                                                                   ----------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Dividends paid                                                   (1,981,454)            --
   Proceeds from share issuance                                           --                  1
                                                                   ----------------------------
               Net cash used by financing activities                (1,981,454)               1
                                                                   ----------------------------
NET INCREASE IN CASH                                                  (734,834)          17,029

CASH AT BEGINNING OF PERIOD                                          1,189,122             --
                                                                   ----------------------------
CASH AT END OF PERIOD                                              $   454,288      $    17,029
                                                                   ============================


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

                         DATABANK INTERNATIONAL, LIMITED
                     NOTE TO CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1 - INTERIM CONDENSED FINANCIAL STATEMENTS

         The accompanying interim condensed financial statements as of June 30, 1999 and for the six months ended June 30, 1999 and for the period from April 2, 1998 (date of inception) through June 30, 1998 are unaudited. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation have been included. The financial statements are condensed and, therefore, do not include all disclosures normally required by generally accepted accounting principles. These financial statements should be read in conjunction with the Company's annual financial statements for the period April 2, 1998 through December 31, 1998, included in Digital Courier Technologies, Inc.'s proxy statement for the Special Meeting of Stockholders held on October 5, 1999. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 1999.


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